Exhibit 10.9


                          C&D TECHNOLOGIES SAVINGS PLAN


     THIS INDENTURE is made on February 13th, 2002, by C & D TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").


                              W I T N E S S E T H:

     WHEREAS, the Primary Sponsor established by indenture dated February 1, 1986, the C&D Technologies Savings Plan (the "Plan"), which was last amended and restated by indenture dated December 30, 1997; and

     WHEREAS, the Power Convertibles Corporation Retirement Savings Plan and Trust was merged with and into the Plan effective August 1, 1998 and the C&D Technologies Savings Plan for Hourly Employees was merged with and into the Plan effective January 1, 2001; and

     WHEREAS, the Primary Sponsor now wishes to amend and restate the Plan primarily to comply with and make changes permitted by the provisions of the General Agreement on Trade and Tariffs, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Community Renewal Tax Relief Act of 2000; and

     WHEREAS, the Plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986; and

     WHEREAS, the provisions of the Plan, as amended and restated herein, shall apply to Plan Years beginning after January 1, 1997, except to the extent the provisions are required to apply at an earlier date or to any other members to comply with applicable law;

     NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan in its entirety, generally effective as of a January 1, 1997, except as otherwise provided herein, to read as follows:

                          C&D TECHNOLOGIES SAVINGS PLAN
                                                                            Page

SECTION 1        DEFINITIONS...................................................1


SECTION 2        ELIGIBILITY..................................................10


SECTION 3        CONTRIBUTIONS................................................10


SECTION 4        ALLOCATIONS..................................................14


SECTION 5        INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS.............15


SECTION 6        PLAN LOANS...................................................16


SECTION 7        HARDSHIP WITHDRAWALS.........................................19


SECTION 8        PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT.............21


SECTION 9        PAYMENT OF BENEFITS OF RETIREMENT............................24


SECTION 10       DEATH BENEFITS...............................................25


SECTION 11       GENERAL RULES ON DISTRIBUTIONS...............................25


SECTION 12       ADMINISTRATION OF THE PLAN...................................30


SECTION 13       CLAIM REVIEW PROCEDURE.......................................32


SECTION 14       INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS...............34


SECTION 15       PROHIBITION AGAINST DIVERSION................................35


SECTION 16       LIMITATION OF RIGHTS.........................................35


SECTION 17       AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST........36


SECTION 18       ADOPTION OF PLAN BY AFFILIATES...............................37


SECTION 19       QUALIFICATION AND RETURN OF CONTRIBUTIONS....................37


SECTION 20       INCORPORATION OF SPECIAL LIMITATIONS.........................38


APPENDIX A       LIMITATION ON ALLOCATIONS...................................A-1


APPENDIX B       TOP-HEAVY PROVISIONS........................................B-1


APPENDIX C       SPECIAL NONDISCRIMINATION RULES.............................C-1

                                    SECTION 1
                                   DEFINITIONS

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1 "ACCOUNT" means a Participant's aggregate balance in the following accounts, as adjusted pursuant to the Plan as of any given date:

          (a) "EMPLOYEE DEFERRAL ACCOUNT" which shall reflect a Participant's interest in contributions made by a Plan Sponsor under Plan Section 3. 1.

          (b) "MATCHING ACCOUNT" which shall reflect a Participant's interest in matching contributions made by a Plan Sponsor under Plan Section 3.2.

          (c)   "SALARIED   PROFIT-SHARING   ACCOUNT"   which  shall  reflect  a
     Participant's  interest in contributions  made by a Plan Sponsor under Plan
     Section 3.3(a).

          (d)   "HOURLY   PROFIT-SHARING   ACCOUNT"   which   shall   reflect  a
     Participant's  interest in contributions  made by a Plan Sponsor under Plan
     Section 3.3(b).

          (e)   "AFTER-TAX   CONTRIBUTION   ACCOUNT"   which  shall   reflect  a
     Participant's interest in after-tax contributions made by a Participant to the Fund under Plan Section 3.4.

          (f) "ROLLOVER ACCOUNT" which shall reflect a Participant's interest in Rollover Amounts made by a Participant to the Fund under Plan Section 3.7.

          (g)   "QUALIFIED   CONTRIBUTIONS   ACCOUNT"   which  shall  reflect  a
     Participant's  interest in contributions  made by a Plan Sponsor under Plan
     Section 3.5.

In addition, the Plan Administrator shall allocate the interest of a Participant in any funds transferred to the Plan in a trust-to-trust transfer (other than Rollover Amounts) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the above accounts as the Plan Administrator determines best reflects the interest of the Participant.

     1.2 "AFFILIATE" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor; (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor; (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor; and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).
Notwithstanding the foregoing, for purposes of applying the limitations set forth in Appendix A and for purposes of determining Annual Compensation under Appendix A, the references to Code Sections 414(b) and (c) above shall be as modified by Code Section 415(h).

     1.3 "AFTER-TAX CONTRIBUTION" means a non-deductible contribution to the Fund made by the Participant pursuant to Section 3.4.

     1.4 "ANNUAL COMPENSATION" means wages within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) paid to an Employee by a Plan Sponsor and Affiliates during a Plan Year (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2)), to the extent not in excess of the Annual Compensation Limit for all purposes under the Plan except for purposes of determining who are Highly Compensated Employees. Notwithstanding the above, Annual Compensation shall be determined as follows:

          (a) for purposes of determining, with respect to each Plan Sponsor, the amount of contributions made by or on behalf of an Employee under Plan
     Section 3 and allocations under Plan Section 4, and for purposes of applying the provisions of Appendix C hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Participant; provided, however, that for purposes of determining the amount of contributions made on behalf of an Employee under Plan Sections 3.3(a)(i), (b)(i) and (b)(ii), allocations of discretionary profit sharing contributions under Plan Section 4.1(b), and allocations under Plan Section 4.1(c), Annual Compensation shall only include amounts received for the period beginning on the date the Employee becomes entitled to an allocation of discretionary profit sharing contributions under Plan Section 4.1(b) or allocations under Plan Section 4.1(c);

          (b) in determining the amount of contributions under Plan Section 3 and allocations under Plan Section 4 made by or on behalf of an Employee, Annual Compensation shall not include reimbursements or other expense allowances, taxable fringe benefits, amounts realized from the exercise of qualified and non-qualified stock options or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, moving expense allowances, deferred compensation, welfare benefits and severance pay;

          (c) for all purposes under the Plan,  except as provided in Subsection
     (d) of this Section, Annual Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Section 125, 402(g)(3), 402(h), 403(b), 414(k), 457 and, effective January 1, 2001,
     Section 132(f)(4) of the Code;

          (d) effective until December 31, 1997, for purposes of applying the annual addition limits in Appendix A, Annual Compensation shall not include the amounts described in Subsection (c).

     1.5 "ANNUAL COMPENSATION LIMIT" means $150,000, which amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.

     1.6 "BENEFICIARY" means the person or trust that a Participant designated most recently in writing to the Plan Administrator; provided, however, that if the Participant has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means the deceased Participant's estate.

     1.7  "BOARD  OF  DIRECTORS"  means the Board of  Directors  of the  Primary
Sponsor.

     1.8 "BREAK IN SERVICE" means the failure of an Employee, in connection with a Termination of Employment other than by reason of death or attainment of a Retirement Date, to complete a twelve-consecutive-month period beginning on a Severance Date or anniversary thereof during which the Employee fails to perform an Hour of Service.

     1.9  "CODE" means the Internal Revenue Code of 1986, as amended.

     1.10 "COMPANY STOCK" means the common stock of C&D Technologies, Inc.

     1.11 "DEFERRAL AMOUNT" means a contribution of a Plan Sponsor on behalf of a Participant pursuant to Plan Section 3.1.

     1.12 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     1.13 "DISABILITY" means a disability of a Participant within the meaning of Code Section 72(m)(7), to the extent that the Participant is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Participant is entitled to recover benefits under any long term disability plan or policy maintained by the Plan Sponsor. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence.

     1.14 "DISTRIBUTEE" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)), are Distributees with regard to the interest of the spouse or former spouse.

     1.15 "ELECTIVE DEFERRALS" means, with respect to any taxable year of the Participant, the sum of

          (a) any Deferral Amounts;

          (b) any contributions made by or on behalf of a Participant under any other qualified cash or deferred arrangement as defined in Code Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code Section 402(g)(1), be included in the Participant's gross income for the taxable year; and

          (c) any other contributions made by or on behalf of a Participant pursuant to Code Section 402(g)(3).

     1.16 "ELIGIBLE EMPLOYEE" means any Employee of a Plan Sponsor, including salaried and hourly Employees, other than an Employee who is (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan; (b) a leased employee within the meaning of Code Section 414(n)(2); (c) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o); or (d) a non-resident alien (within the meaning of Code Section 7701(b)(1)(B)) who received no earned income (within the meaning of Code Section 911(d)(2)) from a Plan Sponsor which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(d)(3)). In addition, no person who is initially classified by a Plan Sponsor as an independent contractor for federal income tax purposes shall be regarded as an Eligible Employee for that period, regardless of any subsequent determination that any such person should have been characterized as a common law employee of the Plan Sponsor for the period in question.

     1.17 "ELIGIBLE RETIREMENT Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     1.18 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under Code Section 401(a)(9); (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (d) effective for distributions made after December 31, 1999, any distribution of amounts on account of hardship as described in Treasury Regulations Section 1.401(k)-1(d)(2)(ii).

     1.19 "EMPLOYEE" means any person who is (a) a common law employee of a Plan Sponsor or an Affiliate, (b) a leased employee within the meaning of Code
Section 414(n)(2) with respect to a Plan Sponsor, or (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

     1.20 "ENTRY DATE" means the first day of each calendar month.

     1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.22 "FIDUCIARY" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

     1.23 "FUND" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

     1.24 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to a Plan Year, each Employee who:

          (a) was at any time during the Plan Year or the immediately preceding Plan Year an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate;

          (b) received Annual Compensation in excess of $80,000 during the immediately preceding Plan Year ($85,000 for Plan Years beginning on or after January 1, 2000), which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury and was in the top-paid group of employees for such preceding year; or

          (c) is a former Employee who met the requirements of Subsection (a) or
     (b) at the time the former Employee separated from service with the Plan Sponsor or an Affiliate or at any time after the former Employee attained age 55.

          Pursuant to Code Section 414(q)(3), an employee is in the top-paid group for any year if an Employee is in the group consisting of the top twenty percent (20%) of Employees of the Plan Sponsor ranked on the basis of Annual Compensation paid to Employees during such year (the "top-paid group"). For purposes of this Section, an Employee (who is not a five percent (5%) owner) who has Annual Compensation in excess of $80,000 ($85,000 for Plan Years beginning on or after January 1, 2000) is not a Highly Compensated Employee if the Employee is not in the top-paid group.

     1.25 "HOUR OF SERVICE" means:

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate or a Predecessor Employer during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

          (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence;

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (f);

          (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work
     (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period;

          (e) Without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "FMLA"), each hour (as determined pursuant to the FMLA) for which an Employee is granted leave under the FMLA (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster care, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

          (f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate; and

          (g) In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, then service of an Employee who was employed by the prior corporation or entity and who is employed by the Plan Sponsor or an Affiliate at the time of the acquisition or merger shall be counted in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor which authorizes the counting of such service.

     1.26 "INDIVIDUAL FUND" means individual subfunds of the Fund as may be established by the Plan Administrator from time to time for the investment of the Fund.

     1.27 "INVESTMENT MANAGER" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary
Sponsor:

          (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

          (b) who

               (1) is registered as an investment adviser under the Investment Advisers Act of 1940;

               (2) is a bank as defined in the Investment  Advisers Act of 1940;
          or

               (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

          (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

     1.28 "NAMED FIDUCIARY" means only the following:

          (a) the Plan Administrator;

          (b) the Trustee;

          (c) the Pension Committee; and

          (d) the Investment Manager.

     1.29 "NORMAL RETIREMENT AGE" means age 65.

     1.30 "PARTICIPANT" means any Employee or former Employee who has become a participant in the Plan for so long as his vested Account has not been fully distributed pursuant to the Plan.

     1.31 "PENSION COMMITTEE" means a committee, which may be established to direct the Trustee with respect to investments of the Fund.

     1.32 "PLAN ADMINISTRATOR" means the organization or person designated to administer the Plan by the Primary Sponsor and, in lieu of any such designation, means the Primary Sponsor.

     1.33 "PLAN SPONSOR" means individually the Primary Sponsor and any Affiliate or other entity which has adopted the Plan and Trust.

     1.34 "PLAN YEAR" means the calendar year.

     1.35 "PREDECESSOR EMPLOYER" means Power Convertibles Corporation.

     1.36 "RETIREMENT DATE" means the date on which the Participant terminates employment on or after (a) attaining Normal Retirement Age or (b) becoming subject to a Disability.

     1.37 "ROLLOVER AMOUNT" means any amount transferred to the Fund by a Participant, which amount qualifies as an Eligible Rollover Distribution under Code Section 402(c)(4), or for rollover treatment under Code Sections 403(a)(4) or 408(d)(3)(A)(ii), and any regulations issued thereunder.

     1.38 "SERVICE" means a period commencing on the first date an Employee performs an Hour of Service upon his employment or reemployment following a period of absence which is not recognized as Service and ending on a Severance Date, except to the extent provided in the Section containing the definition of "Severance Date." Service shall also include the following periods of absence from work:

          (a) the period beginning on the date the Employee is absent from work by reason of a quit, discharge or retirement and ending on the date the Employee again performs an Hour of Service thereafter, if the Employee renders such Hour of Service before the expiration of the first anniversary of such absence from work; and

          (b) the period beginning on the date on which an Employee is absent from work for any reason other than a quit, discharge or retirement and ending on the date the Employee again performs an Hour of Service thereafter, if the period of absence is less than twelve (12) months and, during such period, the Employee quits, is discharged or retires.

     1.39 "Severance Date" means the earlier of (a) the date on which an Employee quits, is discharged, retires, or dies or (b) the first anniversary of the first date of a period in which an Employee remains absent from work (with or without pay) with the Plan Sponsor or an Affiliate for any reason. Notwithstanding the foregoing, the Severance Date of an Employee who is absent from work beyond the first anniversary of the first date of absence (1) by reason of the pregnancy of the Employee; (2) by reason of the birth of a child of the Employee; (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee; or (4) for purposes of caring for the child for a period immediately following its birth or placement, is the second anniversary of the first date of absence from work. The Plan Administrator may require an Employee to provide to it timely information to establish the reason for any such absence hereunder and the number of days for which there was such an absence.

     1.40 "TERMINATION COMPLETION DATE" means the last day of the fifth consecutive Break in Service computation period, determined under the Plan Section which defines Break in Service, in which a Participant completes a Break in Service.

     1.41 "TERMINATION OF EMPLOYMENT" means the termination of employment of an Employee from all Plan Sponsors and Affiliates for any reason other than death or attainment of a Retirement Date. Any absence from active employment of the Plan Sponsor and Affiliates by reason of an approved leave of absence shall not be deemed for any purpose under the Plan to be a Termination of Employment. Transfer of an Employee from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a Termination of Employment. In addition, transfer of an Employee to another employer in connection with a corporate transaction involving a sale of assets, merger or sale of stock, shall not be deemed to be a Termination of Employment, for purposes of the timing of distributions under Plan Section 8.1, if the employer to which such Employee is transferred agrees with the Plan Sponsor to accept a transfer of assets from the Plan to its tax-qualified plan in a trust-to-trust transfer meeting the requirements of Code Section 414(l). If the employer to which such Employee is transferred does not agree to accept a transfer of assets from the Plan to its tax-qualified Plan, Plan Section 8.6 is applicable in the event that such Termination of Employment is not a distributable event under Code Section 401(k)(10)(A).

     1.42 "TRUST" means the trust established under an agreement between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

     1.43 "TRUSTEE" means the trustee under the Trust.

     1.44   "VALUATION   DATE"  means  each  business  day  of  the  Plan  Year.

     1.45 "VESTING SERVICE" means the period of Service credited to an Employee. Notwithstanding anything contained herein to the contrary, Vesting Service shall not include:

          (a) In the case of an Employee who completes five consecutive Breaks in Service for purposes of determining the vested portion of his Account derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all Service in Plan Years after his Termination Completion Date.

          (b) In the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in Plan Sponsor contributions, all service before those Breaks in Service commenced.

                                    SECTION 2
                                   ELIGIBILITY

     2.1 Each Eligible Employee shall become a Participant as of the Entry Date coinciding with or next following the date he first completes an Hour of Service.

     2.2 Each individual who was a Participant on December 31, 1996 shall continue to be a Participant as of January 1, 1997.

     2.3 Each former Participant who is reemployed by a Plan Sponsor shall become a Participant as of the date of his reemployment as an Eligible Employee.

     2.4 Each former Employee who terminates employment with a Plan Sponsor before becoming a Participant shall become a Participant as of the latest of the date he (a) is reemployed, (b) would have become a Participant if he had not incurred a Termination of Employment, or (c) becomes an Eligible Employee.

     2.5 Solely for the purpose of contributing a Rollover Amount to the Plan, an Eligible Employee who has not yet become a Participant pursuant to any other provision of this Section 2 shall become a Participant as of the date on which the Rollover Amount is contributed to the Plan.


                                    SECTION 3
                                  CONTRIBUTIONS

     3.1 (a) DEFERRAL AMOUNTS. The Plan Sponsor shall make a contribution to the Fund on behalf of each Participant who is an Eligible Employee and who either is deemed to have elected pursuant to Plan Section 3.1(a)(1) or has affirmatively elected pursuant to Section 3.1(a)(2) to defer a portion of the Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund.

               (1) Any Eligible Employee who has completed the eligibility requirements of Plan Section 2 and who fails to make an affirmative election pursuant to Plan Section 3.1(a)(2) shall be deemed to have made an election to contribute three percent (3%) of the Eligible
          Employee's Annual Compensation to the Plan unless the Eligible Employee elects, in the form and manner prescribed by the Plan
          Administrator and prior to any deadline established by the Plan Administrator, not to defer any portion of his Annual Compensation pursuant to this Section 3.1. If an Eligible Employee fails to make the election described in this Section 3.1(a)(1) not to defer any portion of his Annual Compensation, the Eligible Employee's ability to increase, decrease, suspend or resume contributions under this Plan
          Section 3.1 shall be governed by the terms of Plan Section 3.1(a)(2). If a Participant makes the election described in this Section 3.1(a)(1) not to contribute to the Plan, the Participant may later elect to contribute to the Plan pursuant to the terms of Plan Section 3.1(a)(2).

               (2) If a Participant affirmatively elects to defer a portion of the Participant's Annual Compensation and to have such portion contributed to the Fund, the election must be made before the Annual Compensation is payable and may only be made in such form and manner and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage of Annual Compensation that the Participant desires to defer and to have contributed to the Fund. The contribution made by a Plan Sponsor on behalf of a Participant under this Section 3.1(a)(2) shall be in an amount equal to the amount specified in the Participant's deferral agreement but not less than one percent (1%) nor greater than fifteen percent (15%) of the Participant's Annual Compensation, or if the Participant is automatically enrolled pursuant to Plan Section 3.1(a)(1), the contribution shall be three percent (3%) of the Participant's Annual Compensation. Once a Participant has made an election for a Plan Year, the Participant may increase or reduce the rate of future deferrals in accordance with the administrative procedures provided by the Plan Administrator. Pursuant to Section 4 of Appendix C, the Plan Administrator may restrict the amount which Highly Compensated Employees may defer under this Section 3.1.

          (b) LIMITS ON DEFERRAL AMOUNTS. Elective Deferrals shall in no event exceed $9,500 in any one taxable year of the Participant, which amount shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury. In the event the amount of Elective Deferrals exceeds $9,500 as adjusted, in any one taxable year then, (1) not later than the immediately following March 1, the Participant may designate to the Plan the portion of the Participant's Deferral Amounts which consist of excess Elective Deferrals, and (2) not later than the immediately following April 15, the Plan may distribute the amount designated to it under Clause
     (1) of this Subsection (b), as adjusted to reflect income, gain, or loss attributable to it through the end of the Plan Year, and reduced by any "Excess Deferral Amounts," as defined in Appendix C hereto, previously distributed or recharacterized with respect to the Participant for the Plan Year beginning with or within that taxable year. The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Participant without regard to any other provision in the Plan. In the event that a Participant's Elective Deferrals exceed $9,500, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Participant shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

     3.2 MATCHING CONTRIBUTIONS.

         (a) The Plan Sponsor proposes to make contributions to the Fund with respect to each Plan Year on behalf of each Participant who is an Eligible Employee compensated by a Plan Sponsor on a salaried basis or employed in the Power Electronics Division and who is entitled to an allocation under Plan Section 4.1(a) in an amount equal to a percentage, to be determined by the Plan Sponsor, of the Participant's Annual Compensation deferred by the Participant pursuant to Plan Section 3.1 during any payroll period to the extent the contribution under Section 3.1 does not exceed eight percent (8%) of his Annual Compensation.

          (b) For Employees employed in the Dynasty Division of the Primary Sponsor who were employed in the industrial batteries business of Johnson Controls, Inc. on February 28, 1999, and became employed by a Plan Sponsor as a result of the Primary Sponsor's acquisition of substantially all of the assets and properties used in the industrial batteries business of Johnson Controls, Inc., the Plan Sponsor will make a contribution to the Fund for the period beginning March 1, 1999 and ending December 31, 1999 in an amount equal to fifty percent (50%) of "eligible Deferral Amounts" contributed on behalf of Employees eligible to receive a contribution under this Subsection (b).

          For purposes of this Subsection (b), "eligible Deferral Amounts" with respect to an Employee means the Deferral Amounts contributed on his behalf for the period beginning March 1, 1999 and ending December 31, 1999 to the Johnson Controls Savings and Investment 401(k) Plan in an amount up to, but not exceeding, eight percent (8%) of the Employee's Annual Compensation for the period beginning March 1, 1999 and ending December 31, 1999.

     3.3 Profit Sharing Contributions.

          (a) CONTRIBUTIONS FOR SALARIED EMPLOYEES.


               (i) DISCRETIONARY CONTRIBUTION. The Plan Sponsor may make contributions to the Fund with respect to each Plan Year on behalf of each Participant who is an Eligible Employee compensated by a Plan Sponsor on a salaried basis and who is entitled to an allocation under Plan Section 4.1(b) in an amount determined by the Plan Sponsor.

               (ii) FIXED CONTRIBUTION FOR THE PLAN YEAR 2001. Effective for the Plan Year beginning on January 1, 2001, the Plan Sponsor shall make contributions to the Fund on behalf of each Participant who is (i) compensated by a Plan Sponsor on a salaried basis, (ii) entitled to an allocation under Plan Section 4.1(b); and (iii) who was hired by a Plan Sponsor on or after January 1, 2001 or was hired by a Plan Sponsor on or after January 1, 2000 and, prior to January 1, 2001, opted out of participation in the C&D Technologies, Inc. Pension Plan for Salaried Employees (the "Pension Plan"). The contribution under this Subsection (a)(ii) shall be in amount equal to four percent (4%) of all such Participants' Annual Compensation, as may be adjusted pursuant to Plan Section 3.11.

               (iii) VARIABLE CONTRIBUTION AFTER 2001. Beginning January 1, 2002, the Plan Sponsor shall make a contribution to the Fund with respect to each Plan Year on behalf of each Participant who is (i) compensated by a Plan Sponsor on a salaried basis, (ii) entitled to an allocation under Plan Section 4.1(b); and (iii) who is not entitled to accrue any benefit under the Pension Plan for reasons other than reaching the maximum benefits permissible under Code Section 415. The contribution under this Subsection (a)(iii) shall be in an amount determined at the discretion of the Plan Sponsor but in no event shall such amount be in excess of eight percent (8%) of all such Participants' Annual Compensation, as may be adjusted pursuant to Plan Section 3.11.

          (b) CONTRIBUTION  FOR HOURLY EMPLOYEES.


               (i) DISCRETIONARY CONTRIBUTION. The Plan Sponsor may make contributions to the Fund with respect to each Plan Year on behalf of each Participant who is an Eligible Employee compensated by a Plan Sponsor on a hourly basis and who is entitled to an allocation under Plan Section 4.1(c)(i) in an amount determined by the Plan Sponsor.

               (ii) FIXED CONTRIBUTION FOR HOURLY EMPLOYEES. The Plan Sponsor shall make contributions to the Fund with respect to each Plan Year on behalf of each Participant who is (i) compensated by a Plan Sponsor on a hourly basis, and (ii) entitled to an allocation under Plan Section 4.1(c)(ii). The contribution under this Subsection (d) shall be in an amount equal to a percentage of the Participant's Annual Compensation, as adjusted pursuant to Plan Section 3.11, based on the Participant's years of Vesting Service determined in accordance with the following schedule:

          Years of Vesting Service             Percentage of Annual Compensation
          ------------------------             ---------------------------------

                  0-5                                         2.5%
                  6-10                                        3.0%
                  11-20                                       3.5%
                  21 and greater                              4.5%

     3.4 Subject to such rules and limitations as the Plan Administrator may from time to time prescribe, each Participant who is an Eligible Employee may contribute as an After-Tax Contribution to the Fund an amount of his Annual Compensation equal to not less than one percent (1%) or greater than ten percent (10%) of the Participant's Annual Compensation for the Plan Year. After-Tax Contributions shall be made to the Fund through regular payroll deductions or in such other manner as shall be agreed upon by each Participant and the Plan Administrator. The Plan Administrator may, at any time, suspend the making of any further After-Tax Contributions.

     3.5 At the sole discretion of the Primary Sponsor, each Plan Sponsor shall make "Qualified Nonelective Contributions" and "Qualified Matching Contributions" as defined in Section 1 of Appendix C, in an amount determined by the Primary Sponsor, in its sole discretion.

     3.6 Forfeitures shall be used to reduce Plan Sponsor contributions and not to increase benefits.

     3.7 Any Eligible Employee may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover

Amount to the Fund; provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

     3.8 Contributions may be made only in cash or other property which is acceptable to the Trustee. In no event will the sum of contributions under Plan Sections 3.1, 3.2 and 3.3 exceed the deductible limits under Code Section 404.

     3.9 Effective December 12, 1994, notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     3.10 Notwithstanding any provision of the Plan to the contrary, the Plan Sponsor may make corrective distributions or allocations as required to comply with any program provided pursuant to Revenue Procedure 2001-17, or any successor guidance thereto.

     3.11 If a Participant is compensated by a Plan Sponsor on a salaried basis and becomes compensated by a Plan Sponsor on an hourly basis during the Plan Year or vice versa, the Participant's contribution under Plan Sections 3.2 and
3.3 and allocation under Plan Section 4.1 shall be determined based on a Participant's Annual Compensation for the portion of the Plan Year that the Participant is compensated on a salaried basis and the Participant's Annual Compensation for the portion of the Plan year that the Participant is compensated on a hourly basis.


                                   SECTION 4
                                   ALLOCATIONS

     4.1 (a) As soon as reasonably practicable following the date of withholding by the Plan Sponsor, if applicable, and receipt by the Trustee, Plan
     Sponsor contributions made on behalf of each Participant under Plan Sections 3.1, 3.2, forfeitures used to reduce Plan Sponsor contributions under Plan Section 3.2, After-Tax Contributions and Rollover Amounts contributed by the Participant, shall be allocated to the Employee Deferral Account, Matching Account, After-Tax Contribution Account and Rollover Account, respectively, of the Participant on behalf of whom the contributions were made.

         (b) Plan Sponsor contributions made under Plan Section 3.3(a) and forfeitures used to reduce Plan Sponsor contributions under Plan Section 3.3(a)(ii) shall be allocated to the Salaried Profit Sharing Account of each Participant who is compensated by a Plan Sponsor on a salaried basis, who is employed by a Plan Sponsor on the last day of the Plan Year, and who has completed at least 1000 Hours of Service during the Plan Year, or whose death or Retirement Date occurred during the Plan Year, in the proportion that the Participant's Annual Compensation, as may be adjusted pursuant to Plan Section 3.11, bears to the Annual Compensation of all such Participants, as so adjusted.

          (c) (i) Plan Sponsor contributions made under Plan Section 3.3(b)(i) shall be allocated to the Hourly Profit Sharing Account of each Participant who is compensated by a Plan Sponsor on a hourly basis (other than Participants who are employed in the Primary Sponsor's Power Electronics Division), who is employed by a Plan Sponsor on the last day of the Plan Year, and who has completed at least 1000 Hours of Service during the Plan Year, or whose death or Retirement Date occurred during the Plan Year, in the proportion that the Participant's Annual Compensation, as may be adjusted pursuant to Plan Section 3.11, bears to the Annual Compensation of all such Participants, as so adjusted.

               (ii)  Plan  Sponsor contributions made under Plan  Section 3.3(b)
     (ii) and  forfeitures used to reduce Plan  Sponsor contributions under Plan
     Section 3.3(b)(ii), shall be allocated to the Hourly Profit Sharing Account of each Participant who is compensated by a Plan Sponsor on a hourly basis (other than Participants who are employed in the Primary Sponsor's Power Electronics Division), who is employed by a Plan Sponsor on the last day of the Plan Year and who has completed at least 1000 Hours of Service during the Plan Year, or whose death or Retirement Date occurred during the Plan Year, in the amount determined under Plan Section 3.3(b)(ii).

          (d) Plan Sponsor contributions made under Plan Section 3.5 shall be allocated to the Qualified Contributions Account of each Participant who is not a Highly Compensated Employee and (i) who has completed at least 1000 Hours of Service during the Plan Year, or (ii) whose death or Retirement Date occurred during the Plan Year, in a flat dollar amount as determined by the Plan Sponsor.

     4.2 As of each Valuation Date, the Trustee shall allocate the net income or net loss of each Individual Fund to each Account in the proportion that the value of the Account as of the Valuation Date bears to the value of all Accounts invested in that Individual Fund as of the Valuation Date.


                                    SECTION 5
                INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS

     5.1 Except as provided in Section 5.5, until such time as the Plan Administrator may direct otherwise, each Participant may direct the Plan Administrator to invest contributions to his Account in one or more Individual Funds as the Participant shall designate by providing notice to the Plan Administrator according to the procedures established by the Plan Administrator for that purpose.

          (a) All investment directions of contributions being made at any time in multiples of 1%. Participants may change the investment of contributions to their accounts in accordance with the procedures established by the Plan Administrator. New investment directions shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

          (b) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date a contribution is to be made, all contributions which are to be made for such date shall be invested in such Individual Fund as the Plan Administrator, the Investment Manager, the Pension Committee, or the Trustee, as applicable, may determine. To the extent permissible by law, no Fiduciary shall be liable for any loss, which results from a Participant's exercise or failure to exercise his investment election.

     5.2 A Participant may elect according to the procedures established by the Plan Administrator, to transfer, in multiples of 1% his Account between Individual Funds. An election under this Section 5.2 shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

     5.3 A Participant who makes an election pursuant to Plan Section 5.1 or Plan Section 5.2 may apply the new investment direction to his current Account, all future contributions, or both his current Account and all future contributions.

     5.4 A Loan Fund shall be established by the Trustee on behalf of each Participant for whom a loan is made pursuant to Plan Section 6. The Loan Fund shall be credited with the amount of any loan made by the Plan to the Participant and shall be debited with all principal and interest repayments of any such loans. Under rules established by the Plan Administrator, a Participant's interest in the Individual Funds shall be debited by the amount credited to the Participant's Loan Fund. All principal and interest repayments debited to the Loan Fund shall be invested as contributions to the Participant's Account pursuant to Plan Section 5.1. Each Loan Fund shall be invested in a note or notes made by the Participant evidencing the promised repayment of monies loaned to the Participant from the Fund.

     5.5 Notwithstanding any provision of the Plan to the contrary, as to any Participant who has not attained age 50 at the end of the Plan Year for which the contribution is being made, the Trustee shall invest fifty percent (50%) of the contribution made on behalf of a Participant under Plan Section 3.3(a)(ii) and the portion of the contribution made on behalf of a Participant under Plan
Section 3.3(b)(ii) that is equal to one-half of one percent (.5%) of the Participant's Annual Compensation in Company Stock; provided, however, that a Participant who has reached age 50 may elect to transfer any portion of his Salaried Profit-Sharing Account or Hourly Profit-Sharing Account, as applicable, that is invested in Company Stock to other Individual Funds. Any election must be in accordance with the policies and procedures established by the Plan Administrator.


                                    SECTION 6
                                   PLAN LOANS

     6.1 Subject to the provisions of the Plan and the Trust, each Participant who is an Eligible Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund. In addition, each "party in interest," as defined in ERISA Section 3(14), who is (a) a Participant but no longer an Employee, (b) the Beneficiary of a deceased Participant, or (c) an alternate payee of a Participant pursuant to the provisions of a "qualified domestic relations order," as defined in Code Section 414(p), shall also have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund; provided, however, that loans to such parties in interest may not discriminate in favor of Highly Compensated Employees.

     6.2 In order to apply for a loan,  a borrower  must  complete and submit to
the  Plan   Administrator   documents  or  information   required  by  the  Plan
Administrator for this purpose.

     6.3 Loans shall be available to all eligible borrowers on a reasonably equivalent basis that may take into account the borrower's creditworthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Participant's vested Account, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Participants' vested Accounts.

     6.4 Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

     6.5 Each loan shall be adequately secured, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Participant's vested Account, or such other security as the Plan Administrator deems acceptable. No portion of the Participant's Employee Deferral Account shall be used as security for any loan hereunder unless and until such time as the loan amount exceeds the value of the borrower's interest in the Participant's vested amounts in all other Accounts.

     6.6 Each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under Section 401 of the Code, shall not exceed the lesser of:

          (a) $50,000, reduced by the excess, if any, of

               (1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

               (2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

          (b) one-half (1/2) of the value of the borrower's interest in the vested Account attributable to the Participant's Account.

For purposes of this Section, the value of the vested Account attributable to a Participant's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

     6.7 Each loan, by its terms, shall be repaid within five (5) years, except that any loan which is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the borrower may, by its terms, be repaid within a longer period of time.

     6.8 Each loan shall be made in an amount of no less than $1,000.

     6.9 A borrower is permitted to have only one loan existing under this Plan at any one time.

     6.10 The loan shall be in default if: (a) a borrower fails to make any loan payment when due, (b) a Participant ceases to be an Employee and is not otherwise a "party in interest" as defined in ERISA Section 3(14); (c) the vested Account held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan, or (d) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan. In that event, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan (in the case of Subsection (a), after any cure period allowed by the Plan Administrator, if applicable, not to continue beyond the last day of the calendar quarter in which the required installment payment was due), including, but not limited to, directing the Trustee to make a distribution to the borrower of an offset amount (i.e., a deduction of the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from the Participant's Account). To the extent that such distribution of an offset amount in the case of Subsection (a) would violate the requirements of
Section 401(a) or 401(k) (because for example, the deduction would have to be made from the Participant's Employee Deferral Account while the Participant is an Employee), the entire outstanding balance of the loan (including accrued interest) shall be a deemed distribution as provided in Treasury Regulations under Code Section 72(p), and thereafter a distribution of an offset amount may be made at the earliest date legally permissible. If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to 10% of the amount then due and all costs of collection.

     6.11 Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.

                                    SECTION 7
                              HARDSHIP WITHDRAWALS

     7.1 The Trustee shall, upon the direction of the Plan Administrator, withdraw all or a portion of a Participant's Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon) the vested portion of the Participant's Matching Account and, effective until January 1, 2001, the vested portion of the Participant's Salaried Profit Sharing Account or Hourly Profit Sharing Account, as applicable, prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan;
provided, however, that any such withdrawal shall be made only if the Participant is an Employee and demonstrates that he is suffering from "hardship" as determined herein. For purposes of this Section, a withdrawal will be deemed to be an account of hardship if the withdrawal is on account of:

          (a) expenses for medical care described in Section 213(d) of the Code incurred by the Participant, his spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Code Section 213(d);

          (b) purchase (excluding mortgage payments) of a principal residence for the Participant;

          (d) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents;

          (e) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

          (f) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Treasury Regulations Section 1.401(k)-l(d).

     7.2 In addition to the requirements set forth in Plan Section 6.1, any withdrawal pursuant to Plan Section 6.1 shall not be in excess of the amount necessary to satisfy the need determined under Section 6.1 and shall also be subject to the requirements of either Subsection (a) or (b) of this Section.

          (a) (1) The Participant shall first obtain all withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

              (2) the Plan Sponsor shall not permit Elective Deferrals or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve (12) months after the Participant receives the withdrawal pursuant to this Section; and

              (3) the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan Sponsor for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the limit under Plan Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the withdrawal under this Section occurs.

          (b) the Plan Administrator relies on the Participant's certification by execution of a form provided by the Plan Administrator, unless the Plan Administrator has actual knowledge to the contrary, that the need determined under Plan Section 6.1 cannot be relieved

              (1)  through   reimbursement   or  compensation  by  insurance  or
     otherwise,

              (2) by reasonable liquidation of the assets of the Participant, his spouse and minor children, to the extent that the liquidation would not itself cause an immediate and heavy financial need and to the extent that the assets of the spouse and minor children are reasonably available to the Participant,

              (3) by cessation of Elective Deferrals, or

              (4) by other distributions or nontaxable (at the time of the distribution) loans from plans maintained by the Plan Sponsor or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

Such withdrawals shall be made only in accordance with such other rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be withdrawn on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner; provided that, unless the Participant requests otherwise, any such withdrawal shall include the amount necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the withdrawal. A withdrawal under this Section shall be made in a lump sum to the Participant.

     7.3 A Participant who has attained at least age 59 1/2 or has been a Participant in the Plan for at least five (5) years may elect to receive one distribution per six (6) months of all or a portion of the balance of his vested Matching Account and vested Salaried Profit-Sharing Account or Hourly Profit-Sharing Account, as applicable, in a lump sum.

     7.4 A Participant who has attained at least age 59 1/2 may elect to receive one distribution per six (6) months of all or a portion of the balance of his Employee Deferral Account in a lump sum.

     7.5 A Participant may elect to receive a distribution from his After-Tax Contribution Account and Rollover Account at any time; provided, however, that a Participant who has not attained age 59 1/2 may receive no more than one distribution from his After-Tax Contribution Account during a calendar quarter.


                                    SECTION 8
                PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

     8.1 (a) In the event of a Termination of Employment, a Participant whose vested Account exceeds $3,500 ($5,000, effective, January 1, 1998) may request that payment of his vested Account be made at any time after the Participant's Termination of Employment occurs. The balance of a Participant's account shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Participant's account is valued for imminent payout purposes. Payment of a Participant's Account shall be in the form of a lump sum payment in cash or in kind; provided, however, that until April 1, 2002, a Participant may elect an alternative form of payment under Plan Section 8.1(b). All payments will be made or commence as soon as administratively feasible after a Participant's request. No distribution of the Participant's Account will be made without his request prior to his Normal Retirement Age.

          (b) Effective until April 1, 2002, payment of a Participant's vested Account may be made in the form of:

               (1) payment in a series equal installments in cash or in kind over a period to be determined by the Participant or his Beneficiary but not to exceed the life expectancy of the Participant or the joint lives of the Participant and his Beneficiary.

               (2) annuities in any of the forms below:

                    (i) an  immediate  annuity  for the life of the  Participant which is the actuarial equivalent of an immediate lump sum payment of such Participant's Account balance; or

                    (ii) an  immediate  annuity for the life of the  Participant with a survivor annuity for the life of his spouse which is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of an immediate lump sum payment of such Participant's Account balance (hereinafter referred to as "Qualified Joint and Survivor Annuity"). If the Participant's Account balance is payable in the form of a Qualified Joint and Survivor Annuity, and the Participant dies before beginning to receive benefits under the Plan, the Participant's spouse shall receive a single life annuity, payable in monthly installments, which is an immediate annuity for the life of the spouse and which is the actuarial equivalent of an immediate lump sum payment of such Participant's Account balance (hereinafter referred to as "Qualified Pre-Retirement Survivor Annuity").


          (c) In the event of a Termination of Employment, a Participant whose vested Account is $3,500 ($5,000 effective January 1, 1998), or less shall be distributed in a lump sum payment as soon as administratively feasible after the Participant's Termination of Employment.

          (d) If a Participant who has a Termination of Employment has not previously received a distribution of his Account under Subsection (a) or
     (b), payment of his Account will be made or commence in any event on or before sixty (60) days following the end of the Plan Year in which the Participant attains Normal Retirement Age; provided, however, that any Participant may elect to defer distribution of his Account until April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such election is made in accordance with procedures established by the Plan Administrator and prior to the Participant's attainment of Normal Retirement Age.

     8.2 That portion of a Participant's Account in which he is vested as of a Valuation Date shall be:

          (a) his Employee Deferral Account, After-Tax Contribution Account Qualified Contributions Account and Rollover Account, which shall be fully vested and nonforfeitable at all times; and

          (b) (i) that portion of the value of his Hourly Profit Sharing Account and as to any Participant who was not an Employee on or after January 1, 2002, his Matching Account, as applicable, computed according to the
     following   vesting  schedule  taking  into  account  any  Vesting  Service subsequent  to such  Valuation  Date until the date of his  Termination  of
     Employment:

           Full Years of                        Percentage
          Vesting Service                         Vested
         -----------------                      ----------
            Less than 1                              0%
                 1                                  20%
                 2                                  40%
                 3                                  60%
                 4                                  80%
             5 or more                             100%

               (ii) that portion of the value of his Salaried Profit-Sharing Account and as to any Participant who was an Employee on or after January 1 , 2002, as applicable, computed according to the following vesting schedule taking into account any Vesting Service subsequent to such Valuation Date until the date of his Termination of Employment:


           Full Years of                        Percentage
          Vesting Service                         Vested
         ----------------                       ----------

            Less than 3                             0%
                 3                                100%


Notwithstanding the provisions of this Subsection (b), that portion of a Participant's Matching Account and Salaried Profit-Sharing Account or Hourly Profit-Sharing Account, as applicable, attributable to assets transferred to the Plan as a result of the merger of the Power Convertible Corporation Retirement Savings Plan and Trust into the Plan shall be fully vested and nonforfeitable at all times.

          (c) Notwithstanding the foregoing, in the event that a Participant who is employed in the Primary Sponsor's Power Electronics Division experiences an involuntary separation from service as a result of job elimination or a reduction in force due to a lack of work or other business conditions but not related to such Participant's performance, the Participant shall be fully vested in his Account as of the date of the involuntary separation from service. This Subsection (c) shall not apply after January 1, 2002 to any Participant who as of such date did not have three (3) years of Vesting Service.

     8.3 (a) If any portion of a Participant's vested Account derived from Plan Sponsor contributions is paid prior to his Termination Completion Date, a portion of his Account equal to his total non-vested Account derived from Plan Sponsor contributions multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Plan Sponsor contributions and the denominator of which is the total vested Account attributable to Plan Sponsor contributions, shall be immediately forfeited. The amount forfeited shall not exceed the Participant's nonvested Account. Upon the Termination of Employment of a Participant who is not vested in any part of his Account, the Participant shall be deemed to have received a distribution and his Account shall be immediately forfeited.

          (b) If the Participant is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date and (1) if the Participant's Account was partially vested and the Participant repays to the Fund no later than the fifth anniversary of the Participant's reemployment by the Plan Sponsor or an Affiliate all of that portion of his vested Account which was paid to him or (2) if the Participant's Account was not vested upon his termination of employment, then any portion of his Account which was forfeited shall be restored effective on the Valuation Date coinciding with or next following the repayment or the Participant's reemployment, respectively. The restoration on any Valuation Date of the forfeited portion of the Account of a Participant pursuant to the preceding sentence shall be made first from forfeitures available for allocation on that Valuation Date, to the extent available, and secondly from net income calculated as of that Valuation Date, if any. Only after restorations have been made shall the remaining net income be available for allocation under Plan Section 4.

          (c) If a Participant who is partially vested in his Account does not receive, prior to his Termination Completion Date, a distribution of any portion of his vested Account, then no forfeiture of that Participant's nonvested portion of his Account shall occur until that Participant's Termination Completion Date.

     8.4 If a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Participant in his Account accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant with at least three (3) years of Vesting Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment.

     8.5 If a Participant has a Termination of Employment and is subsequently reemployed by a Plan Sponsor or an Affiliate prior to receiving a distribution of his Account under the Plan, such Participant shall not be entitled to a distribution under this Section while he is an Employee.

     8.6 If a Participant has a Termination of Employment which is not a distributable event as provided under Code Section 401(k)(10)(A), the Plan Sponsor is not required to distribute such Participant's Account to the Participant prior to the time for distribution as otherwise provided under the Plan.


                                    SECTION 9
                        PAYMENT OF BENEFITS ON RETIREMENT

     9.1 (a) A retired Participant whose Account exceeds $3,500 ($5,000 effective January 1, 1998), may request that payment of his Account be made at any time after the Participant attains a Retirement Date or reaches Normal Retirement Age but does not have a Termination of Employment. All payments will be made as soon as administratively feasible following a Participant's request. No distribution of the Participant's Account will be made without his request prior to his Normal Retirement Age.

          (b) Payment of a Participant's Account pursuant to this Section 9 may be made as described in Plan Section 8.1.

          (c) A retired Participant whose Account is $3,500 ($5,000 effective January 1, 1998) or less shall be distributed in a lump sum payment as soon as administratively feasible after the Participant attains a Retirement Date.

          (d) If a retired Participant has not previously received a distribution under Subsection (a) or (b) of this Section, his Account will be distributed to him on or before sixty (60) days following the end of the Plan Year in which the later of the date the Participant (1) attains Normal Retirement Age, or (2) incurs a Retirement Date; provided, however, that any Participant may elect to defer distribution of his Account until April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such election is made in accordance with procedures established by the Plan Administrator and prior to the Participant's attainment of Normal Retirement Age.

     9.2 The Account of a Participant who has attained a Retirement Date or has attained Normal Retirement Age shall be fully vested and nonforfeitable. The balance of a Participant's

Account which is to be paid under this Section 9 shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Account is valued for imminent payout purposes pursuant to normal administrative procedures.


                                   SECTION 10
                                 DEATH BENEFITS

     If a Participant dies before receiving a distribution of his vested Account, his Beneficiary shall receive the Participant's vested Account in one lump sum as soon as administratively feasible following the death of the Participant or, if the Beneficiary so elects, at any later date permitted under
Section 11.3(b). If a Participant dies before beginning to receive a distribution of his vested Account, his Beneficiary shall receive the Participant's vested Account in one lump sum as soon as administratively feasible following the death of the Participant. If a Participant dies after beginning to receive a distribution of his vested Account, his Beneficiary shall continue to receive the undistributed portion of his vested Account in the form selected by the Participant before his death. Accounts of Participants shall be vested pursuant to Plan Section 8 or 9, as applicable. In addition, the Account of a Participant who dies while an Employee shall be fully vested.


                                   SECTION 11
                         GENERAL RULES ON DISTRIBUTIONS

     11.1 Except for installment distributions, Accounts shall not be adjusted for earnings or losses incurred after the Valuation Date with respect to which the Account is valued for imminent payout purposes coinciding with or preceding the date of distribution of the Account. Prior to distribution of an Account, the Account shall be reduced by the amount necessary to satisfy the unpaid principal, accrued interest, and penalties on any loan made to the Participant.

     11.2 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 11, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of a distribution pursuant to this Section which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Retirement Plan, the portion that is to be directly rolled over totals at least $500. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than thirty (30) days after the notice required under Treasury Regulations Section 1.411(a)-11(c) is given, provided that:

          (a) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (b) the Distributee, after receiving the notice, affirmatively elects a distribution.

     11.3 Notwithstanding any other provisions of the Plan,

          (a) Prior to the death of a Participant, all retirement payments hereunder shall

               (1) be distributed to the Participant not later than the required beginning date (as defined below) or,

               (2) be distributed, commencing not later than the required beginning date (as defined below) -

                    (A) in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the Participant or over the lives of the Participant and his designated individual Beneficiary, if any, or

                    (B) in accordance with regulations prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated individual Beneficiary, if any.

          (b) (1) If-

                    (A) the distribution of a Participant's  retirement payments have begun in accordance with Subsection (a)(2) of this Section, and

                    (B) the  Participant  dies before his entire vested  Account has been distributed to him,

          then the remaining portion of his vested Account shall be distributed at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Section as of the date of his death.

              (2) If a Participant dies before the commencement of retirement payments hereunder, the entire interest of the Participant shall be distributed within five (5) years after his death.

              (3) If-

                    (A) any portion of a Participant's vested Account is payable to or for the benefit of the Participant's designated individual Beneficiary, if any,

                    (B) that portion is to be  distributed,  in accordance  with regulations prescribed by the Secretary of the Treasury, over the life of the designated individual Beneficiary or over a period not extending beyond the life expectancy of the designated individual Beneficiary, and

                    (C) the  distributions  begin  not  later  than one (1) year after the date of the Participant's death or such later date as the Secretary of the Treasury may by regulations prescribe,

               then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph (3) shall be treated as distributed on the date on which the distributions to the designated individual Beneficiary begin.

              (4) If the designated individual Beneficiary referred to in Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Participant, then --

                    (A) the date on which  the  distributions  are  required  to begin under Paragraph (3)(C) of this Subsection (b) shall not be earlier than the date on which the Participant would have attained age 70 1/2, and

                    (B) if the surviving spouse dies before the distributions to such spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Participant.

          (c) For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires, except that in the case of a person described in Section l(b)(3) of Appendix B the "required beginning date" shall be April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Notwithstanding the foregoing, with respect to a Participant who attains age 70 1/2 prior to January 1, 2002, such
     Participant may elect to receive minimum required distributions in accordance with Section 401(a)(9) as in effect prior to January 1, 1997, or, in the alternative, such Participant may elect to defer distribution, in which event benefits will be paid in accordance with the remaining provisions of the Plan.

          (d) Distributions will be made in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Treas. Reg. Section 1.401(a)(9)-2.

          (e) Notwithstanding any provision of the Plan to the contrary, for calendar years beginning on or after January 1, 2002, distributions will be made in accordance with the minimum distribution requirements provided in the proposed regulations under Code Section 401(a)(9) issued on January 17, 2001. This Subsection (e) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations issued under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

     11.4 (a) If a Participant's Account is payable in the form of an annuity (which is no longer available under the Plan on or after April 1, 2002), the Plan Administrator shall furnish to the Participant a written explanation of:

               (1) the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity;

               (2) the Participant's right to make, and the effect of, an election not to receive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity;

               (3) the rights of the  Participant's  spouse as described  below;
          and

               (4) the right to make and the effect of an election pursuant to this paragraph.

               In the case of a Qualified Joint and Survivor Annuity, the written explanation shall be provided to the Participant no less than thirty (30) days and no more than ninety (90) days prior to the first date on which he is entitled to commencement of payments from the Fund. Notwithstanding the foregoing, a Participant may elect to waive the requirement that the written explanation be provided at least thirty (30) days prior to commencement of payments, provided that the first payment from the Fund occurs more than seven (7) days from the date the explanation is received by the Participant. In the case of the Qualified Preretirement Survivor Annuity, the written explanation shall be provided to the Participant in whichever of the following periods ends last:

                    (A) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                    (B) the period beginning one year before and ending one year after the Employee first becomes a Participant;

                    (C) the period beginning one year before and ending one year after the provisions of this Subsection apply to the Participant; or

                    (D) a  reasonable  period  of  time  after  separation  from service in the case of a Participant who separates from service before attaining age 35.

               The Participant may elect during the "applicable election period" not to receive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity by execution and delivery to the Plan Administrator of a form provided for that purpose by the Plan Administrator. The term "applicable election period" shall mean, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the first date on which the Participant is entitled to commencement of payment from the Fund. In the event the Participant waives the minimum 30-day requirement for the written explanation, the "applicable election period" shall not end before the period ending thirty (30) days after the Participant receives the written explanation. Notwithstanding the foregoing, if the Participant receives the written explanation of the Qualified Joint and Survivor Annuity and affirmatively elects a form of distribution, the payments from the Fund may commence less than thirty (30) days after the
          Participant receives the written explanation provided that the Participant may revoke the affirmative distribution election until the later of the time payments from the Fund are to begin or the expiration of the 7-day period which begins on the day after the Participant receives the written explanation. With respect to a Qualified Preretirement Survivor Annuity, the "applicable election period" shall mean the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death.

          (b) In the case of a married Participant, no election shall be effective unless:

               (1) the spouse of the Participant consents in writing to the election and the consent acknowledges the effect of the election (including, if applicable, the identity of any Beneficiary other than the Participant's spouse and the alternate form of payment) and is witnessed by a notary public, or

               (2) it is established to the satisfaction of the Plan Administrator that the consent required pursuant to Subsection (1) of this Section (b) may not be obtained because there is no spouse, the spouse cannot be located, the Participant has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a qualified domestic relations order provides otherwise, or of any other circumstances as permitted by regulations promulgated by the Department of the Treasury. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

          (c) Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to that spouse. If an election is made, the Participant's vested Accrued Benefit shall be paid in the alternate form of payment set forth in Section 8.1 or
     8.2 chosen by the Participant by written instrument delivered to the Plan Administrator. Any waiver of a Qualified Preretirement Survivor Annuity made prior to the first day of the Plan Year in which the Participant attains age 35 shall become invalid as of the first day of the Plan Year in which the member attains age 35 and a Qualified Preretirement Annuity shall be provided, unless a new waiver is obtained. The Participant may revoke any election not to receive payment in the form of a Qualified Joint and Survivor Annuity at any time prior to commencement of payments from the Fund, and may make a new election at any time prior to the commencement of payments from the Fund

     11.5 If a Participant's Accrued Benefit is payable in the form of an annuity and the Participant wishes to obtain a loan from the Plan in accordance with Section 6 of the Plan, the Participant's spouse must, within the ninety
(90) day period preceding the date the loan is made, consent to the loan and the possibility of a reduction in the Participant's Account resulting in its non-payment.

                                   SECTION 12
                           ADMINISTRATION OF THE PLAN

     12.1 TRUST AGREEMENT. The Primary Sponsor shall establish a Trust with the Trustee designated by the Board of Directors for the management of the Fund, which Trust shall form a part of the Plan and is incorporated herein by reference.

     12.2 OPERATION OF THE PLAN ADMINISTRATOR. The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing one or more persons who may act on behalf of the Plan Administrator. If more than one person is so designated with respect to the same administrative function, a majority of such persons shall constitute a quorum for the transaction of business and shall have the full power to act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation of the plan Administrator, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

     12.3 FIDUCIARY RESPONSIBILITY.

          (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing persons other than the Trustee to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

          (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be paid by the Fund to the extent permitted by ERISA.

          (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Pension Committee, except those individuals who are not a Plan Sponsor or an employee of a Plan Sponsor, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person.


     12.4 DUTIES OF THE PLAN ADMINISTRATOR.

          (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee be required to make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

          (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Participants, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

          (c) The Plan Administrator shall furnish Participants and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

          (d) The statement of specific duties for a Plan  Administrator in this
     Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

          (e) The Plan Administrator may engage outside advisors and other service providers to assist it in carrying out its obligations hereunder.

     12.5 INVESTMENT MANAGER. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

     12.6 PENSION COMMITTEE. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint a Pension Committee. The Primary Sponsor shall have the right to remove any person on the Pension Committee at any time by notice in writing to such person. A person on the Pension Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Pension Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Pension Committee may continue to act as the Pension Committee.

     12.7 ACTION BY A PLAN SPONSOR. Any action to be taken by a Plan Sponsor shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or the Trust or to determine the basis of any Plan Sponsor contributions.


                                   SECTION 13
                             CLAIM REVIEW PROCEDURE

     13.1 If a Participant or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

     13.2 If a Participant or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

          (a) the specific reasons for the denial;

          (b) specific references to the pertinent provisions of the Plan on which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Sections 502(a) of ERISA following an adverse benefit determination on review.

     13.3 After receiving written notice of the denial of a claim or that a domestic relations order is a qualified domestic relations order, a claimant or his representative shall be entitled to:

          (a) request a full and fair review of the denial of the claim or determination that a domestic relations order is a qualified domestic relations order by written application to the Plan Administrator;

          (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

          (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator; and

          (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     13.4 If the claimant wishes such a review of the decision denying his claim to benefits under the Plan or if a claimant wishes to appeal a decision that a domestic relations order is a qualified domestic relations order, the claimant must deliver such written application to the Plan Administrator within sixty
(60) days after receiving written notice of the denial or notice that the domestic relations order is a qualified domestic relations order. Delivery shall be considered effective only upon actual receipt by the Plan Administrator.

     13.5 Upon receiving such written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received such written application for review.

     13.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

     13.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

     13.8 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant and to his representative, if any, unless the Plan Administrator determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one-hundred twenty (120) days after the date of receipt of the written application for review. If the Plan Administrator determines that the extension of time is required, the Plan Administrator shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render its decision on the review. In the case of a decision adverse to the claimant, the decision shall include:

          (a) specific reasons for the decision;

          (b) specific references to the pertinent provisions of the Plan on which the decision is based;

          (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

          (d) a  statement  of the  claimant's  right to bring an  action  under
     Section 502(a) of ERISA.


                                   SECTION 14
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

     14.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith. In addition, a distribution to an "alternate payee" (as defined in Code Section 414(p)) shall be permitted if such distribution is authorized by a qualified domestic relations order, even if the affected Participant has not yet separated from service and has not yet reached the "earliest retirement age" (as defined in Code Section 414(p)).

     14.2 Notwithstanding any other provision of the Plan, effective August 5, 1997, the benefit of a Participant shall be subject to legal process and may be assigned, alienated or attached pursuant to a court judgment or settlement provided:

          (a) such Participant is ordered or required to pay the Plan in accordance with the following:

               (1) a judgment or conviction for a crime involving the Plan;

               (2) a civil judgment entered by a court in an action brought in connection with a violation of part 4 of subtitle B of Title I of ERISA; or

                    (3) a settlement  agreement between such Participant and the
               Secretary of Labor, in connection with a violation (or alleged violation) of part 4 of subtitle B of Title I of ERISA by a fiduciary or any other person; and

          (b) the judgment, order, decree, or settlement agreement shall expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against such Participant's benefits under the Plan.

     14.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

     14.4 If the Plan Administrator cannot ascertain the whereabouts of any Participant to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Participant be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan Sections 4.1(a) or (b) as applicable, and 3.6 except that, in the event the Participant later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the forfeited amount shall be restored either from Trust income or by a special contribution by the Plan Sponsor to the Plan, as determined by the Plan Administrator, in an amount equal to the payment to be paid to the Participants.


                                   SECTION 15
                          PROHIBITION AGAINST DIVERSION

     At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions. Expenses incurred in the administration of the Plan shall be paid from the Trust, to the extent permitted by ERISA, unless such expenses are paid by the Plan Sponsor; provided, further, that the Plan Sponsor may be reimbursed by the Fund, to the extent permitted by ERISA, for Plan expenses originally paid by the Plan Sponsor.


                                   SECTION 16
                              LIMITATION OF RIGHTS

     Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.

                                   SECTION 17
                       AMENDMENT TO OR TERMINATION OF THE
                               PLAN AND THE TRUST

     17.1 The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent. No such modifications or amendments shall have the effect of retroactively changing or depriving Participants or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

     17.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

     17.3 (a) If the Plan is terminated by the Primary Sponsor or if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Participants and Beneficiaries, and for no other purposes, and the Account of each affected Participant shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

           (b) In the event of the partial termination of the Plan, each affected Participant's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

     17.4 In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Participants with respect to the Plan as adopted by such Plan Sponsor shall be distributed in lump sum payments pursuant to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

     17.5 In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

     17.6 Notwithstanding any other provision of the Plan, an amendment to the Plan --

          (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

          (b) which eliminates an optional form of benefit

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Participant who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.


                                   SECTION 18
                         ADOPTION OF PLAN BY AFFILIATES

     Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.


                                   SECTION 19
                    QUALIFICATION AND RETURN OF CONTRIBUTIONS

     19.1 If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust within one (1) year after the date of denial of qualification (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust, (b) contributions made by a Participant shall be returned to the Participant who made the contributions, and
(c) the Plan and Trust shall thereupon terminate.

     19.2 All Plan Sponsor contributions to the Plan are contingent upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or which was nondeductible under Code
Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

     In the event of a contribution which was made by reason of a mistake of fact or which was nondeductible, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Participant's Account to be less than the balance would have been had the mistaken contribution not been made.


                                   SECTION 20
                      INCORPORATION OF SPECIAL LIMITATIONS

     Appendices A, B, and C to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.




                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the date first above written.



                                        By: /s/ Mark Sappir
                                            ----------------------
                                        Title: VP, Human Resources
                                               ---------------------------------

ATTEST:
/s/ Karen A. Steiner
-----------------------
Title: Benefits Manager
       ----------------

                                   APPENDIX A
                            LIMITATION ON ALLOCATIONS


                                   SECTION 1

     The "annual addition" for any Participant for any one limitation year may not exceed the lesser of:

          (a) $30,000, as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

          (b) 25% of the Participant's Annual Compensation.


                                   SECTION 2

     For the purposes of this Appendix A, the term "annual addition" for any Participant means for any limitation year, the sum of certain Plan Sponsor, Affiliate, and Participant contributions, forfeitures, and other amounts as determined in Code Section 415(c)(2) in effect for that limitation year.


                                   SECTION 3

     Effective until December 31, 1999, in the event that a Plan Sponsor or an Affiliate maintains a defined benefit plan under which a Participant also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Participant may not exceed 1.0.

          (a) The defined benefit plan fraction for any limitation year is a fraction:

               (1) the numerator of which is the projected annual benefit of the Participant under the defined benefit plan (determined as of the close of such year); and

               (2) the denominator of which is the lesser of

                    (A) the product of 1.25,  multiplied  by the maximum  annual benefit allowable under Code Section 415(b)(1)(A), or

                    (B) the product of

                         (i) 1.4, multiplied by

                         (ii) the maximum amount which may be taken into account
                    under Section 415(b)(1)(B) of the Code with respect to the Participant under the defined benefit plan for the limitation year (determined as of the close of the limitation year).

          (b) The defined contribution plan fraction for any limitation year is a fraction:

               (1) the numerator of which is the sum of a Participant's annual additions as of the close of the year; and

               (2) the denominator of which is the sum of the lesser of the following amounts determined for the year and for all prior limitation years during which the Participant was employed by a Plan Sponsor or an Affiliate:

                    (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the limitation year (determined without regard to Section 415(c)(6) of the Code); or

                    (B) the product of

                         (i) 1.4, multiplied by

                         (ii) the amount which may be taken into  account  under
                    Code Section 415(c)(1)(B) (or Code Section 415(c)(7), if applicable) with respect to the Participant for the limitation year.


                                   SECTION 4

     For purposes of this Appendix A, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve month period adopted in accordance with regulations issued by the Secretary of the Treasury.


                                   SECTION 5

     For purposes of applying the limitations of this Appendix A, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 6 of this Appendix A or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Participant exceeding the limitations set forth in
Section 1 of this Appendix A, because of the Participant's participation in more than one defined contribution plan, the actions shall be taken first with regard to this Plan.

                                   SECTION 6

     In the event that as a result of the allocation of forfeitures to the Account of a Participant, a reasonable error in estimating the Participant's Annual Compensation or other similar circumstances, the annual addition allocated to the Account of a Participant exceeds the limitations set forth in
Section 1 of this Appendix A or in the event that the aggregate contributions made on behalf of a Participant under both a defined benefit plan and a defined contribution plan, subject to the reduction of allocations in other defined contribution plans required by Section 5 of this Appendix A, cause the aggregate limitation fraction set forth in Section 3 of this Appendix A to be exceeded, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

          (a) A Participant's annual addition shall be reduced by distributing to the Participant After-Tax Contributions made by the Participant which cause the annual addition to exceed such limitations;

          (b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Participant pursuant to Plan Section 3.1 with respect to which no contribution is made under Plan Section 3.2 shall be reduced in the amount of the remaining excess and distributed to the Participant;

          (c) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Participant pursuant to Plan Section 3.1 and contributions of the Plan Sponsor thereon pursuant to Plan Section 3.2 shall be reduced in the amount of the remaining excess. The amount of the reduction under Plan Section 3.1 shall be distributed to the Participant. The amount of the reduction under Plan Section 3.2 shall be reallocated to the Matching Accounts of Participants who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 4.1 to the Accounts of such Participants;

          (d) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Participant pursuant to Plan Section 3.3 shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Accounts of Participants who are not affected by the limitations in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 4.1 to the Accounts of such Participants; and

          (e) If further reduction is necessary, forfeitures allocated to the Participant's Account shall be reduced by the amount of the remaining excess. The amount of the reduction shall be reallocated to the Salaried Profit-Sharing Accounts or Hourly Profit-Sharing Accounts, as applicable, of Participants who are not affected by the limitations in the same proportions as the contributions of the Plan Sponsor for the Plan Year are allocated to the Salaried Profit Sharing Accounts or Hourly Profit Sharing Accounts, as applicable, of such Participants;

          (f) If the contribution of the Plan Sponsor and forfeitures would cause the annual addition to exceed the limitations set forth herein with respect to all Participants under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix A, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in subsequent limitation years as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated for each such limitation year until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to Participants' Accounts.

                                   APPENDIX B
                              TOP-HEAVY PROVISIONS


                                   SECTION 1

     As used in this Appendix B, the following words shall have the following meanings:

          (a) "DETERMINATION DATE" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

          (b) "KEY EMPLOYEE" means an Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date or any of the four
     (4) preceding Plan Years is:

               (1) Was at any time an officer of the Plan Sponsor or of any Affiliate whose Annual Compensation was greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Clause (A) or (B) of this Subparagraph (1), where:

                    (A) equals fifty (50) Employees; and

                    (B) equals the  greater of (I) three (3)  Employees  or (II)
               ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.

                    If for  any  year  no  officer  of the  Plan  Sponsor  meets the requirements of this Subparagraph (b), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (b)(1);

               (2) One of the ten (10) Employees owning both (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor or an Affiliate, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor or an Affiliate, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Annual Compensation is equal to or greater than the amount in effect under Section l(a) of Appendix A to the Plan for the calendar year in which the Determination Date falls; or

               (3) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

               (4) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

     Employees other than Key Employees are sometimes referred to in this Appendix B, as "non-key employees."

          (c) "REQUIRED AGGREGATION GROUP" means:

               (1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) in which a Key Employee is a participant, and

               (2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (1) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

          (d)  (1) "TOP-HEAVY" means:

                    (A) if the Plan is not  included  in a Required  Aggregation
               Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                         (i) the present value of the cumulative  Accounts under
                    the Plan for all Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accounts under the Plan for all Participants; and

                         (ii)  the  Plan,   when  included  in  every  potential
                    combination, if any, with any or all of:

                         (I) any Required Aggregation Group, and

                         (II) any plan of the Plan Sponsor  which is not part of
                    any Required Aggregation Group and which qualifies under Code Section 401 (a)

                    is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                    (B) if the Plan is included in a Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                         (i) the Required Aggregation Group is a Top-Heavy Group
                    (as defined in Paragraph (2) of this Subsection); and

                         (ii) the Required  Aggregation  Group, when included in
                    every potential combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                    (C) For  purposes  of  Subparagraphs  (A)(ii) and (B)(ii) of this Paragraph (1), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

               (2) A group shall be deemed to be a Top-Heavy Group if:

                    (A) the sum, as of the  Determination  Date,  of the present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                    (B) sixty percent (60%) of a similar sum  determined for all participants in such plans.

               (3) (A) For purposes of this Section, the present value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                         (i) as to any  defined  contribution  plan other than a
                    simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                         (ii)  as  to  any  simplified  employee  pension,   the
                    aggregate employer contributions, and

                         (iii) an  adjustment  for  contributions  due as of the
                    Determination Date or last day of a plan year.

               In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this

               Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) of this Subparagraph
               (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

                    (B) For purposes of this  Subsection,  the present  value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

                    (C) For  purposes of  determining  the present  value of the cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

                    (D) For purposes of this Paragraph (3), participant contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                    (E) For purposes of this  Paragraph  (3), if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                    (F) For purposes of this  Paragraph (3), if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

                    (G) (i) In the case of an "unrelated rollover" (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

                        (ii) in the case  of a "related  rollover"  (as  defined
                    below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph
                    (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.

                    For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.

                                   SECTION 2

          (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions and forfeitures for the Plan Year for the Account of each Participant who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than three percent (3%) of the Participant's Annual Compensation. For purposes of this Subsection, an allocation to a Participant's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

          (b) (1) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account.

              (2) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

              (3) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.

              (4) If the Plan Sponsor maintains a defined benefit plan which is qualified under Code Section 401(a) and which would be Top-Heavy within the meaning of the Plan for its plan year ending within or coincident with the Plan Year, no allocation shall be made pursuant to Subsection (a) of this Section on behalf of any Participant who participates in the defined benefit plan and acquires a year of service within the meaning of paragraphs (4), (5) and (6) of Code
          Section 411(a) under the defined benefit plan for the plan year, if the defined benefit plan provides generally that the accrued benefit of the Participant when expressed as an annual retirement benefit shall not, when expressed as a percentage of the Participant's Annual Compensation, be less than the lesser of (A) 2 percent multiplied by the number of such years of service in plan years during which such plan was Top-Heavy, or (B) twenty percent (20%).

                                   SECTION 3

     Effective until December 31, 1999, in any limitation year (as defined in Section 4 of Appendix A to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix A to the Plan.

                                   APPENDIX C
                         SPECIAL NONDISCRIMINATION RULES


                                   SECTION 1

     As used in this Appendix, the following words shall have the following meanings:

          (a) "ELIGIBLE PARTICIPANT" means a Participant who is an Employee during any particular Plan Year.

          (b) "HIGHLY COMPENSATED ELIGIBLE PARTICIPANT" means any Eligible Participant who is a Highly Compensated Employee.

          (c) "MATCHING CONTRIBUTION" means any contribution made by a Plan Sponsor to a Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

          (d) "QUALIFIED MATCHING CONTRIBUTIONS" means Matching Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

          (e) "QUALIFIED NONELECTIVE CONTRIBUTIONS" means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.


                                   SECTION 2

     In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

          (a) the actual deferral percentage for the Highly Compensated Eligible Participants for the Plan Year must not be more than the actual deferral percentage of all other Eligible Participants for the preceding Plan Year multiplied by 1.25; or

          (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Participants for the Plan Year over that of all other Eligible Participants for the preceding Plan Year must not be more than two
     (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible

     Participants for the Plan Year must not be more than the actual deferral percentage of all other Eligible Participants for the preceding Plan Year multiplied by two (2).

The "actual deferral percentage" for the Highly Compensated Eligible Participants and all other Eligible Participants for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In
addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Treasury Regulation section 1.401(k)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage."


                                   SECTION 3

     If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Participant exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix C for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the portion of the Excess Deferral Amount for the Plan Year attributable to a Highly Compensated Participant, as adjusted to reflect income, gain, or loss attributable to it through the date the end of the Plan Year for which the test is being performed and reduced by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to a Participant for the Participant's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Participant or (b) to the extent provided in regulations issued by the Secretary of the Treasury, the Plan Administrator may permit the Participant to elect, within two and one-half months after the end of the Plan Year for which the Excess Deferral Amount was contributed, to treat the Excess Deferral Amount, unadjusted for earnings, gains, and losses, but as so reduced, as an amount distributed to the Participant and then contributed as an after-tax contribution by the Participant to the Plan ("recharacterized amounts"). The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section 4.2 of the Plan. The Excess Deferral Amount to be distributed or recharacterized shall be reduced by Deferral Amounts previously distributed or recharacterized for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed or recharacterized for the Plan Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix C recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix C, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix C. The portion of the Matching Contribution on which such Excess Deferral Amount was based shall be forfeited upon the distribution or recharacterization, as the case may be, of such Excess Deferral Amount.

          (a) For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:

               (1) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Participants for the Plan Year, over

               (2) the  maximum  amount  of  Deferral  Amounts  permitted  under
          Section 2 of this Appendix C for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Participants in order of the actual deferral percentages beginning with the highest of such percentages.

          (b) Distribution of the Excess Deferral Amount for any Plan Year shall be made to Highly Compensated Eligible Participants on the basis of the dollar amount of Deferral Amounts attributable to each Highly Compensated Eligible Participant. The Plan Sponsor shall determine the amount of Excess Deferral Amounts which shall be distributed to each Highly Compensated Eligible Participant as follows.

               (1) The Deferral Amounts allocated to the Highly Compensated Eligible Participant with the highest dollar amount of Deferral Amounts for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Participant's remaining Deferral Amounts for the Plan Year to be equal to the dollar amount of the Deferral Amounts allocated to the Highly Compensated Eligible Participant with the next highest dollar amount of Deferral Amounts for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Participant with the highest dollar amount of Deferral Amounts, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Paragraph (1), equals the total Excess Deferral Amounts.

               (2) If the total amount  distributed  under Paragraph (1) of this
          Section 3(b) is less than the total Excess Deferral Amounts, the procedure in Paragraph (1) shall be successively repeated until the total dollar amount distributed is equal to the total Excess Deferral Amounts attributable to Highly Compensated Eligible Participants.

          If a distribution of the Excess Deferral Amounts attributable to the Highly Compensated Eligible Participants is made in accordance with Paragraphs (1) and (2) of this Section, the limitations in Section 2 of this Appendix C shall be treated as being met regardless of whether the actual deferral percentage, if recalculated after such distributions, would have satisfied the requirements of Section 2.


                                   SECTION 4

     The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix C and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible
Participants can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.


                                   SECTION 5

     In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

          (a) The contribution percentage for Highly Compensated Eligible Participants for the Plan Year must not exceed 125% of the contribution percentage for all other Eligible Participants for the preceding Plan Year; or

          (b) The contribution percentage for Highly Compensated Eligible Participants for the Plan Year must not exceed the lesser of (1) 200 % of the contribution percentage for all other Eligible Participants for the preceding Plan Year, and (2) the contribution percentage for all other Eligible Participants for the preceding Plan Year plus two (2) percentage points.

Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Participant and Eligible Participant shall not include any Participant who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Participant failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Participant's behalf. Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in Section 2 of this Appendix C, they shall not be taken into account under this Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix C and the test contained in Section 5(b) of this Appendix
C. The "contribution percentage" for Highly Compensated Eligible Participants and for all other Eligible Participants for a Plan Year shall be the average of the ratios, calculated separately for each Participant, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix C or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Participants who are not Key Employees pursuant to Section 1 of Appendix B to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Participant for the Plan Year, and where (B) is the Annual Compensation of the Eligible Participant for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix C.

                                   SECTION 6

     If either (a) the Matching  Contributions  and, if taken into account under
Section 5 of this Appendix C, the Deferral Amounts, Qualified Nonelective Contributions and/or Qualified Matching Contributions made on behalf of Highly Compensated Eligible Participants, or (b) the nondeductible employee contributions made by Highly Compensated Eligible Participants exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made, the amount of the Excess Aggregate Contributions attributable to the Plan for the Plan Year under either Section
(6)(a)(1) or (2), or both, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the Excess Aggregate Contributions are distributed shall be distributed or, if the Excess Aggregate Contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section
4.2 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the Excess Aggregate Contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Participant during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Participant during the Plan Year and any Matching
Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which Excess Aggregate Contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the Excess Aggregate Contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix C, pursuant to Treasury Regulation section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to Section 3 of Appendix C, and not this Section 6.

     For purposes of this Section 6, with respect to any Plan Year, "Excess Aggregate Contributions" means the excess of:

          (a) the aggregate amount of the Matching Contributions and nondeductible employee contributions (and any Qualified Nonelective Contributions or Qualified Matching Contributions) and, it taken into account under Section 5 of this Appendix C, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Participants for the Plan Year, over

          (b) the maximum amount of contributions permitted under the limitations of Section 5 of this Appendix C, determined by reducing contributions made on behalf of Highly Compensated Eligible Participants in order of their contribution percentages beginning with the highest of such percentages.

          The determination of the amount of Excess Aggregate Contributions under this Section 6 shall be made after (1) first determining the excess
     Elective   Deferrals  under

     Section 3.1(b) of the Plan and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix C.

          (c) Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the Excess Aggregate
     Contributions for any Plan Year shall be made with respect to Highly Compensated Eligible Participants on the basis of the dollar amount of the Excess Aggregate Contributions attributable to each Highly Compensated Eligible Participant. Forfeitures of Excess Aggregate Contributions may not be allocated to Participants whose contributions are reduced under this
     Section 6. The Plan Sponsor shall determine the amount of Excess Aggregate Contributions which shall be distributed to each Highly Compensated Eligible Participant as follows.

               (1) The Matching Contributions and nondeductible contributions allocated to the Highly Compensated Eligible Participant with the highest dollar amount of such contributions for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Participant's remaining Matching Contributions and nondeductible contributions for the Plan Year to be equal to the dollar amount of such contributions allocated to the Highly Compensated Eligible Participant with the next highest dollar amount of Matching contributions and nondeductible contributions for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Participant with the highest dollar amount of Matching Contributions and nondeductible contributions, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Subsection (1), equals the total Excess Aggregate Contributions.

               (2) If the total amount distributed under Paragraph (1) is less than the total Excess Aggregate Contributions, the procedure in Paragraph (1) shall be repeated until the total dollar amount of Matching Contributions and nondeductible contributions distributed is equal to the total Excess Aggregate Contributions attributable to Highly Compensated Eligible Participants.

          If a distribution of the total Excess Aggregate Contributions is made in accordance with Paragraphs (1) and (2) of this Section 6(c), the limitations in Section 5 of this Appendix C shall be treated as being met regardless of whether the actual contribution percentage, if recalculated after such distributions, would have satisfied the requirements of Section 5.


                                   SECTION 7

     Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Participant is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Participant to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percentage" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).


                                   SECTION 8

     Effective January 1, 1999, notwithstanding any other provision in this Appendix C to the contrary, to the extent otherwise applicable, the limitations expressed in this Appendix C shall not apply with respect to those Plan Years in which the Plan satisfies the requirements of Code Sections 401(k)(11) and/or 401(k)(12).